Equity-Based Compensation	7 Months Ended	9 Months Ended
	Dec. 31, 2020	Sep. 30, 2021
Share-based Payment Arrangement [Abstract]
Equity-Based Compensation
Note N—Equity-Based Compensation
Predecessor
On June 11, 2019, the Predecessor granted 100 Class B Units to a Member in consideration for the Member’s services to the Predecessor, subject to terms and conditions stated in the profits interest grant agreement. The Class B Units granted upon full vesting represented, 10% percent interest in the Predecessor. The Class B Units were non-voting
profits interest which were subject to vesting and other restrictions. According to the vesting schedule, 10 Units vested on June 11, 2019 and 90 Units would vest on January 1, 2024. The Class B Units shall have the same voting rights as the Class A Members beginning on January 1, 2024.
The Class B Units granted had a service condition only, and equity-based compensation for the Class B Units was recognized on a straight-line basis over the requisite service period. The grant date fair value per unit of the Class B Units was $4,982 which was measured used the Black-Scholes Merton Option Pricing Model. The assumptions used in determining the fair value were as follows:

As of June 11, 2019
Volatility	25.8%
Risk-free interest rate	1.89%
Expected time to exit (years)	2.5
The expected time to exit used in the determination of the fair value was based on the time to sale consistent with when investor return would be measured. The volatility used in the determination of the fair value was based on analysis of the selected asset volatility of guideline companies, releveled to account for differences in leverage.
Class B Units rollforward is as follows:

Balance as of January 1, 2019	—

Granted during the year	100
Vested during the year	(10)
Forfeited during the year	—

Unvested as of December 31, 2019	90

Unvested as of October 22, 2020	90

Unvested Class B Units became fully vested and were settled for $731 of the purchase consideration on the PCI acquisition as of October 23, 2020.
Selling, general and administrative expenses for the Predecessor 2020 Period, the Predecessor 2019 Period, and the Predecessor 2018 Period included $80, $104 and $0 of equity-based compensation related to Class B Units, respectively.
Successor
The Company’s Parent granted Class A Units to Peter Cannito, Chairman of the Company’s Board of Directors. The Class A Units were granted as consideration for services related to the acquisition of PCI and will be settled in equity. The Class A Units are immediately vested on the grant date and do not have any future service requirements or settlement provisions. The total value of the Class A units granted to Peter Cannito for the period from May 22, 2020 through December 31, 2020 is $650 and is reflected in the transaction expenses within the combined statement of operations.
Certain members of the board of directors of the Successor have elected to receive their compensation for their services as a board member in stock, Class A units of the Parent Company. The number of units granted or to be granted by the Parent Company are determined by dividing the compensation payable for the quarter by the fair value of the Class A units at the end of each respective quarter. The total value of the Class A units granted to such board of directors for the period from May 22, 2020 through December 31, 2020 is $25, and is reflected in the selling, general and administrative expenses within the combined statement of operations.

Note L – Equity-Based Compensation
Class A Units granted to board of directors
Certain members of the board of directors of the Company have elected to receive their compensation for their services as a board member in stock, Class A units of the Parent Company. The number of units granted or to be granted by the Parent Company are determined by dividing the compensation payable for the quarter by the fair value of the Class A units at the end of each respective quarter. The total value of the Class A units granted to such board of directors for the three and nine-month periods ended September 30, 2021 is
$30 and $86,
respectively, and is reflected in the selling, general and administrative expenses within the condensed consolidated statements of operations.
Class B Unit Incentive Plan
In February 2021, the Company’s Parent adopted a written compensatory benefit plan (the “
Class
 B Unit Incentive Plan
”) to provide incentives to present and future directors, managers, officers, employees, consultants, advisors, and/or other service providers of the Company’s Parent or its Subsidiaries in the form of the Parent’s Class B Units (“
Incentive Units
”). Incentive Units have a participation threshold of
$1.00
and are divided into three tranches (“
Tranche I
,” “
Tranche II
,” and “
Tranche III
”). Tranche I Incentive Units are subject to performance-based, service-based, and market-based conditions. The grant date fair value for the Incentive Units was
$5.19.
The assumptions used in determining the fair value of the Incentive Units at the grant date are as follows:

Volatility	57%
Risk-free rate	0.1%
Time to exit (years)	1.6
On July 29, 2021, the Company’s Parent amended the Class B Unit Incentive Plan so that the Tranche I and the Tranche III Incentive Units will immediately become fully vested, subject to continued employment or provision of services, upon the closing of the transaction stipulated in the Agreement and Plan of Merger (the “
Merger Agreement
”) dated June 4, 2021. The Company’s Parent also amended the Class B Unit Incentive Plan so that the Tranche II Incentive Units will vest on any liquidation event, as defined in the Class B Unit Incentive Plan, rather than only upon the occurrence of an Exit Sale, subject to the market-based condition stipulated in the Class B Unit Incentive Plan prior to its amendment.
Equity-based compensation for awards with performance conditions is based on the probable outcome of the related performance condition. The performance conditions required to vest per the amended Incentive Plan remain improbable until they occur due to the unpredictability of the events required to meet the vesting conditions. As such events are not considered probable until they occur, recognition of equity-based compensation for the Incentive Units is deferred until the vesting conditions are met. Once the event occurs, unrecognized compensation cost associated with the performance-vesting Incentive Units (based on their modification date fair value) will be recognized based on the portion of the requisite service period that has been rendered.
The modification date fair value of the Incentive Units was $9.06 per unit. No equity-based compensation was recognized for the Successor 2021 Q3 Period. As of September 30, 2021 (Successor), there was approximately $85.2 million of unrecognized compensation costs related to Incentive Units.
Certain information related to the Incentive Units is presented as follows:

Incentive Units
Unvested and outstanding as of December 31, 2020	—

Granted	9,650,000
Forfeited	(250,000)

Unvested and outstanding as of September 30, 2021	9,400,000

The assumptions used in determining the fair value of the Incentive Units at the modification date are as follows:

Volatility	46%
Risk-free rate	0.2%
Time to exit (years)	1.2
The volatility used in the determination of the fair value of the Incentive Units was based on analysis of the historical volatility of guideline public companies and factors specific to the Successor.